Exhibit 21

SUBSIDIARIES OF MANPOWERGROUP INC.

As of December 31, 2025

Corporation Name	Incorporated in State /Country of
Benefits S.A.	Argentina
Cotecsud Compania Technica Sudamericana S.A.S.E.	Argentina
Experis S.A.	Argentina
Salespower S.A.	Argentina
EXPERIS AUSTRALIA PTY LTD	Australia
Manpower Services (Australia) Pty. Ltd.	Australia
Manpower Staffing (Australia) Pty Limited	Australia
Manpower Staffing Holdings (Australia) Pty Limited	Australia
Right Management Consultants (OC) Pty Ltd.	Australia
Right Management Consultants Holdings Pty Ltd	Australia
Right Management Consultants International Pty Ltd	Australia
Right Management Consultants Pty Ltd	Australia
INT Technologies, LLC	AZ
ManpowerGroup Captive Insurance Inc.	AZ
Experis Belgium SA	Belgium
Manpower Personal Services NV	Belgium
ManpowerGroup Solutions Belgium SA	Belgium
Right Management Belgium NV	Belgium
S.A. Manpower (Belgium) N.V.	Belgium
Stegmann Belgium BVBA	Belgium
Anyhelp Brasil Assessoria E Servicos em Sistemas de Informacao Ltda.	Brazil
Manpower Brasil Ltda.	Brazil
Manpower Staffing Ltda.	Brazil
Right do Brasil Ltda.	Brazil
Manpower, Inc. / California Peninsula	CA
Misicom Inc	CA
Experis Canada Inc.	Canada
Ibis CA Acquisition, ULC	Canada
Manpower Services Canada Limited	Canada
Right Management Canada	Canada
Experis Servicios Profesionales SpA	Chile
Manpower Empresa de Servicios Transitorios Ltda	Chile
Manpower Servicios Especializados Ltda	Chile
Manpower Servicios Integrales SpA	Chile
Talent Solutions Capacitacion SpA	Chile
Aerospace Solutions Engineering, LLC	CO
Fahrenheit IT, LLC	CO

Exhibit 21

Global Employment Solutions, LLC	CO
Information Technology Engineering, LLC	CO
ITEC II, LLC	CO
Manpower de Colombia Ltda.	Colombia
Manpower Professional Ltd.	Colombia
Tahuma SAS	Colombia
Manpower Costa Rica, S.A.	Costa Rica
Manpower Professional Costa Rica, S.A.	Costa Rica
ManpowerGroup s.r.o.	Czech Republic
Workforce Solutions s.r.o.	Czech Republic
Econometrix, LLC	DE
ettain group Holdings, LLC	DE
Experis Finance US, LLC	DE
Experis IT Services US, LLC	DE
Friendly Advanced Software Technology, LLC	DE
Leidos Health, LLC	DE
Manpower Franchises, LLC	DE
Manpower Holdings, Inc.	DE
Manpower US Inc.	DE
ManpowerGroup Holdings LLC	DE
ManpowerGroup Talent Solutions, LLC	DE
ManpowerGroup US Holdings LLC	DE
TAPFIN LLC	DE
Experis A/S	Denmark
Manpower Republica Dominicana, S.A.	Dominican Republic
Manpower El Salvador, S.A. de C.V.	El Salvador
Manpower OÜ	Estonia
Manpower Inclusive Oy	Finland
ManpowerGroup OY	Finland
ManpowerGroup Solutions OY	Finland
Experis France SAS	France
FuturSkill IT SAS	France
Manpower France Holding SAS	France
Manpower France SAS	France
Manpower Nouvelles Competences SAS	France
ManpowerGroup Ressources & Support	France
ManpowerGroup Solutions SAS	France
Supplay SAS	France
Tingari SASU	France
Temporary Placement Service, LLC	GA
Bankpower GmbH Personaldienstleistungen	Germany
Experis GmbH	Germany
Experis IT Services GmbH & Co. KG	Germany

Exhibit 21

Manpower Beteiligungsgesellschaft GmbH	Germany
Manpower GmbH & Co. KG	Germany
ManpowerGroup Deutschland GmbH & Co. KG	Germany
ManpowerGroup Deutschland Verwaltungs GmbH	Germany
ManpowerGroup Financial Services GmbH	Germany
ManpowerGroup Solutions GmbH	Germany
Right Management GmbH	Germany
VIS GmbH	Germany
ManpowerGroup S.A.	Greece
Project Solutions S.A.	Greece
Manpower Professional Guatemala S.A.	Guatemala
Manpower S.A.	Guatemala
Manpower Honduras, S.A.	Honduras
Tupromotoria Honduras, S.A.	Honduras
ManpowerGroup Solutions Holdings Hong Kong Limited	Hong Kong
Geneva Technical Services, LLC	IL
HG Chicago Consulting, LLC	IL
Experis IT Private Limited	India
ManpowerGroup Services India Pvt. Ltd.	India
Right Management India Pvt. Limited	India
Rotostat Services Private Limited	India
P.T. Manpower Business Solutions Indonesia	Indonesia
Manpower Holdings (Ireland) Limited	Ireland
ManpowerGroup (Ireland) Limited	Ireland
Right Transition Ltd	Ireland
Adam Ltd.	Israel
Adi Ltd.	Israel
Experis BI Ltd.	Israel
Experis Cyber Ltd.	Israel
Experis I.T.S. Ltd.	Israel
Experis Software Ltd.	Israel
M.F.S. Manpower Facility Services Ltd.	Israel
M.G.S.M. Advanced Medical Services Ltd	Israel
Manpower Care Ltd.	Israel
Manpower Israel Limited	Israel
ManpowerGroup Israel Holdings Ltd.	Israel
MNPM Solutions LTD.	Israel
Nativ 2 Ltd.	Israel
Talent Solutions Ltd.	Israel
Telepower Ltd.	Israel
Experis Srl	Italy
Manpower Srl	Italy
Manpower TBO S.r.l.	Italy

Exhibit 21

ManpowerGroup Service S.r.l.	Italy
Talent Solutions s.r.l.	Italy
Experis Executive Co. Ltd.	Japan
ManpowerGroup Co. Ltd.	Japan
ManpowerGroup Construction Co., Ltd.	Japan
ManpowerGroup PLUS Co., Ltd.	Japan
Pro-Hunt Co., Ltd.	Japan
Representative Office of UAB "Manpower Lit" in Latvia	Latvia
Manpower Lit UAB	Lithuania
Elan IT Resource S.a.r.l.	Luxembourg
Manpower Business Solutions Luxembourg S.A.	Luxembourg
Manpower Luxembourg S.A.	Luxembourg
Centerline Partners LLC	MA
Agensi Pekerjaan Manpower Recruitment Sdn Bhd	Malaysia
Experis (M) Sdn Bhd	Malaysia
Manpower Business Solutions (M) Sdn Bhd	Malaysia
Manpower Staffing Services (Malaysia) Sdn Bhd	Malaysia
Pancaran Pertiwi Sdn Bhd	Malaysia
Agropower, S.A. de C.V.	Mexico
Business Logistics Managers, S.A. de C.V.	Mexico
Experis Mexico S.A. de C.V.	Mexico
Experts Business Transportation, S.A. de C.V.	Mexico
Factoria Y Manufactura S.A. de C.V.	Mexico
Innovacion Tecnologia Smart, S.A. de C.V.	Mexico
Innovation Administrative Process, S.A. de C.V.	Mexico
Innovative Food Process, S.A. de C.V.	Mexico
Innovative Industrial Assembly, S.A. de C.V.	Mexico
Intelecto Tecnologico, S.A. De C.V.	Mexico
Manpower Corporativo, S.A. de C.V.	Mexico
Manpower Industrial, S. de R.L. de C.V.	Mexico
Manpower Professional, S.A. de C.V.	Mexico
Manpower, S.A. de C.V.	Mexico
Nurse.Co de Mexico, S.A. de C.V.	Mexico
Payment Services S.A. de C.V.	Mexico
Right Management Mexico, S.A. de C.V.	Mexico
Smart Administracion y Soporte, S.A. de C.V.	Mexico
Tecnologia Y Manufactura, S.A. de C.V.	Mexico
Tupromotoria, S.A. de C.V.	Mexico
HG Atlanta Consulting, LLC	MI
HG Detroit Consulting, LLC	MI
Bradford & Galt	MO
Manpower Monaco SAM	Monaco
Management Business Services Maroc Sarl	Morocco

Exhibit 21

MBSM S.A.R.L.A.U.	Morocco
Societe Marocaine De Travail Temporaire	Morocco
ettain group, LLC	NC
Experis Consulting B.V.	Netherlands
Experis Professionals B.V.	Netherlands
Experis Services B.V.	Netherlands
Experis Staff B.V.	Netherlands
Manpower B.V.	Netherlands
Manpower Business Professionals B.V.	Netherlands
Manpower Business Services BV	Netherlands
Manpower Flexibility BV	Netherlands
Manpower Flexwork BV	Netherlands
Manpower Logistics BV	Netherlands
Manpower Solutions B.V.	Netherlands
Manpower Talent BV	Netherlands
Manpower Talentworkers BV	Netherlands
ManpowerGroup Netherlands B.V.	Netherlands
ManpowerGroup Solutions B.V.	Netherlands
ManpowerGroup Staff B.V.	Netherlands
Right Management Nederland B.V.	Netherlands
Manpower Nicaruagua S.A.	Nicaragua
Experis AS	Norway
Experis Services AS	Norway
Manpower Framnaes Installasjon AS	Norway
Manpower AS	Norway
Manpower Staffing Services AS	Norway
ManpowerGroup AS	Norway
Talent Solutions AS	Norway
Workshop Bemanning og Kompetanse AS	Norway
Workshop Holding AS	Norway
Workshop Solutions AS	Norway
Right Management LLC	PA
Manpower Panama S.A.	Panama
ManpowerGroup Panama Pacifico, S.A.	Panama
Staffing Services Panama, S.A.	Panama
Manpower Paraguay S.R.L.	Paraguay
Manpower Peru S.A.	Peru
Manpower Professional Services S.A.	Peru
Right Management Peru S.A.C.	Peru
HR Hunters Sp. z.o.o.	Poland
Manpower Transactions Sp. z.o.o.	Poland
ManpowerGroup Solutions Sp. z.o.o.	Poland
ManpowerGroup Sp. z.o.o.	Poland

Exhibit 21

MP Actions Sp. z.o.o.	Poland
MP Management Sp. z.o.o.	Poland
MP Services Sp. z.o.o.	Poland
Experis Lda.	Portugal
Manpower Portugal Empresa de Trabalho Temporario S.A.	Portugal
ManpowerGroup Global Business Service, Unipessoal Lda.	Portugal
ManpowerGroup Portugal - SGPS, S.A.	Portugal
ManpowerGroup Talent Based Outsourcing, Unipessoal Lda.	Portugal
Manpower HR SRL	Romania
Manpower Staffing SRL	Romania
SC Manpower Romania SRL	Romania
Clarendon Parker Arabia	Saudi Arabia
Manpower Professional Singapore Pte Ltd	Singapore
Manpower Staffing Services (Singapore) Pte. Ltd.	Singapore
ManpowerGroup Singapore Private Limited	Singapore
Right Management Singapore Pte. Ltd.	Singapore
ManpowerGroup Resources s.r.o.	Slovakia
ManpowerGroup Slovensko s.r.o.	Slovakia
ManpowerGroup Solutions s.r.o.	Slovakia
Experis ManpowerGroup S.L.U.	Spain
Manpower Team E.T.T., S.A.U.	Spain
ManpowerGroup Innovative Talent Solutions S.L.U.	Spain
ManpowerGroup Solutions, S.L.U.	Spain
Right Management Spain, S.L.U.	Spain
Elan IT Resource AB	Sweden
Experis AB	Sweden
Manpower & Jefferson Wells AB	Sweden
Manpower AB	Sweden
Manpower EL & Tele AB	Sweden
Manpower Flexjobb AB	Sweden
Manpower Matchning AB	Sweden
ManpowerGroup AB	Sweden
ManpowerGroup Solutions AB	Sweden
ManpowerGroup Solutions IT AB	Sweden
Right Management Sweden AB	Sweden
Experis AG	Switzerland
Experis Schweiz AG	Switzerland
Manpower AG	Switzerland
ManpowerGroup SA	Switzerland
Talent Solutions ManpowerGroup AG	Switzerland
Manpower Services (Taiwan) Co., Ltd.	Taiwan
Borderless Talent Solutions Recruitment Co., Limited	Thailand
HR Power Solution Co., Ltd.	Thailand

Exhibit 21

Manpower Professional and Executive Recruitment Co., Ltd.	Thailand
Skillpower Services (Thailand) Co. Ltd.	Thailand
Manpower Insan Kaynaklari Limited Sirketi	Turkey
Manpower Secme ve Yerlestirme Hizmetleri Limited Sirketi	Turkey
Manpower Middle East FZ-LLC	UAE
Manpower, Middle East Ltd	UAE
Premium Middle East Manpower LLC	UAE
777 Recruitment Limited	United Kingdom
Bafin Holdings	United Kingdom
Brook Street (UK) Limited	United Kingdom
Brook Street Bureau Limited	United Kingdom
BS Project Services Limited	United Kingdom
Comsys VMS Limited	United Kingdom
Experis Finance Limited	United Kingdom
Experis Group Limited	United Kingdom
Experis Limited	United Kingdom
Experis Resource Support Services Limited	United Kingdom
Jefferson Wells Limited	United Kingdom
Juice Resource Solutions Limited	United Kingdom
Manpower Holdings (UK) Limited	United Kingdom
Manpower IT Services Limited	United Kingdom
Manpower Nominees Limited	United Kingdom
Manpower Services Ltd.	United Kingdom
Manpower UK Limited	United Kingdom
ManpowerGroup (Scot) LP	United Kingdom
ManpowerGroup Digital Holdings Ltd.	United Kingdom
ManpowerGroup Financing UK Ltd.	United Kingdom
ManpowerGroup Scotland LLP	United Kingdom
ManpowerGroup UK Limited	United Kingdom
Nicholas Andrews Limited	United Kingdom
People Source Consulting Limited	United Kingdom
People Source Limited	United Kingdom
Right Management Limited	United Kingdom
RMC EMEA Ltd.	United Kingdom
The Empower Group Ltd.	United Kingdom
Volaris Exec Recruitment Limited	United Kingdom
Aris Sociedad Anonima	Uruguay
ManpowerGroup Public Sector Inc.	VA
Manpower de Venezuela C.A.	Venezuela
Manpower Empresa de Trabajo Temporal, C.A.	Venezuela
Servicios Alleray, C.A.	Venezuela
Manpower Vietnam Company Ltd.	Vietnam
Experis US LLC	WI

Exhibit 21

Manpower Nominees Inc.	WI
ManpowerGroup Global Inc.	WI
ManpowerGroup Mexico Holdings LLC	WI
ManpowerGroup US Inc.	WI
Signature Graphics of Milwaukee, LLC	WI